                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     / /    Preliminary Proxy Statement

     / /    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     / /    Definitive Proxy Statement

     /X/    Definitive Additional Materials

     / /    Soliciting Material Under Rule 14a-12

                            WHITEHALL JEWELLERS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            NEWCASTLE PARTNERS, L.P.
                       NEWCASTLE CAPITAL MANAGEMENT, L.P.
                         NEWCASTLE CAPITAL GROUP, L.L.C.
                              JWL ACQUISITION CORP.
                                 MARK E. SCHWARZ
                                 STEVEN J. PULLY
                                 JOHN P. MURRAY
                                 MARK A. FORMAN
                               CLINTON J. COLEMAN
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     / /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title  of each  class  of  securities  to which  transaction  applies:

--------------------------------------------------------------------------------

     (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was  determined):

--------------------------------------------------------------------------------

     (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)    Total fee paid:

--------------------------------------------------------------------------------

     / /    Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     / /    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

--------------------------------------------------------------------------------

     (2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)    Filing Party:

--------------------------------------------------------------------------------

     (4)    Date Filed:

         Newcastle  Partners,  L.P.  ("Newcastle"),   together  with  the  other
participants  named herein,  is filing materials  contained in this Schedule 14A with the  Securities  and Exchange  Commission  ("SEC") in  connection  with the definitive filing with the SEC of a proxy statement and accompanying  proxy card to be used to solicit votes against proposals of Whitehall Jewellers,  Inc. (the
"Company")  relating to a pending financing  transaction between the Company and investment  funds  managed by Prentice  Capital  Management,  L.P.  and Holtzman
Opportunity Fund, L.P. and for the election of its slate of director nominees at a special meeting of stockholders scheduled for January 25, 2006.

         Item 1: On January 17, 2006,  Newcastle  Partners,  L.P. and  Whitehall
Jewellers,  Inc. ("Whitehall") entered into an agreement to postpone Whitehall's special meeting of stockholders,  originally scheduled for Thursday, January 19,
2006  (the  "Postponement  Agreement").  Under  the  terms  of the  Postponement
Agreement, the special meeting will be postponed to Wednesday, January 25, 2006, at 10:00 a.m.  (local time) at a location in Chicago,  Illinois to be determined by Whitehall and publicly announced on or about January 18, 2006.